EXHIBIT 99.3

Disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is
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any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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without Goldman Sachs imposing any limitation of any kind.




GSAMP 03FM1 - B2 AND B3
Chruch Tavern - 3/10/03


For other assumptions, please refer to the term sheet

Base   Pricing Speeds
FRMs:  10 CPR ramped to 25 CPR over 12 months
ARMs:  28 CPR


Severity: 40%
6 month lag
To Call



              FORWARD LIBOR + 200

              1M LIBOR       6 M LIBOR
--------------------------------------
     1          3.3097          3.1948
     2          3.2650          3.1615
     3          3.2176          3.1371
     4          3.1606          3.1280
     5          3.1015          3.1400
     6          3.0958          3.1692
     7          3.1157          3.2122
     8          3.1186          3.2753
     9          3.1635          3.3432
    10          3.2273          3.4244
    11          3.2784          3.5176
    12          3.3601          3.6158
    13          3.4617          3.7226
    14          3.5500          3.8316
    15          3.6512          3.9400
    16          3.7648          4.0547
    17          3.8701          4.1665
    18          3.9874          4.2815
    19          4.1067          4.3915
    20          4.2176          4.4932
    21          4.3300          4.5938
    22          4.4453          4.6958
    23          4.5549          4.7818
    24          4.6358          4.8704
    25          4.7109          4.9554
    26          4.8065          5.0391
    27          4.9010          5.1237
    28          4.9869          5.1990
    29          5.0664          5.2665
    30          5.1461          5.3361
    31          5.2181          5.3961
    32          5.2885          5.4530
    33          5.3514          5.5168
    34          5.4068          5.5803
    35          5.4624          5.6432
    36          5.5102          5.7132
    37          5.5702          5.7802
    38          5.6463          5.8451
    39          5.7214          5.9094
    40          5.7894          5.9646
    41          5.8522          6.0158
    42          5.9116          6.0640
    43          5.9648          6.1036
    44          6.0152          6.1419
    45          6.0572          6.1818
    46          6.0948          6.2215
    47          6.1292          6.2628
    48          6.1558          6.3094
    49          6.1933          6.3523
    50          6.2432          6.3973
    51          6.2918          6.4427
    52          6.3376          6.4817
    53          6.3835          6.5206
    54          6.4245          6.5582
    55          6.4625          6.5905
    56          6.5013          6.6241
    57          6.5343          6.6596
    58          6.5663          6.6939
    59          6.5966          6.7299
    60          6.6231          6.7676
    61          6.6587          6.8056
    62          6.7022          6.8448
    63          6.7420          6.8778
    64          6.7789          6.9080
    65          6.8141          6.9379
    66          6.8469          6.9637
    67          6.8785          6.9855
    68          6.9044          7.0108
    69          6.9274          7.0319
    70          6.9500          7.0569
    71          6.9686          7.0839
    72          6.9834          7.1093
    73          7.0114          7.1370
    74          7.0416          7.1650
    75          7.0714          7.1882
    76          7.1000          7.2083
    77          7.1236          7.2271
    78          7.1460          7.2432
    79          7.1663          7.2548
    80          7.1825          7.2665
    81          7.1957          7.2762
    82          7.2076          7.2871
    83          7.2166          7.2980
    84          7.2214          7.3093
    85          7.2312          7.3246
    86          7.2425          7.3380
    87          7.2561          7.3538
    88          7.2702          7.3701
    89          7.2844          7.3857
    90          7.3013          7.4036
    91          7.3160          7.4197
    92          7.3333          7.4390
    93          7.3510          7.4578
    94          7.3681          7.4789
    95          7.3875          7.4966
    96          7.4052          7.5160
    97          7.4254          7.5361
    98          7.4438          7.5533
    99          7.4641          7.5738
   100          7.4802          7.5892
   101          7.4985          7.6064
   102          7.5169          7.6248
   103          7.5325          7.6392
   104          7.5517          7.6552
   105          7.5656          7.6702
   106          7.5815          7.6869
   107          7.5987          7.7027
   108          7.6116          7.7203
   109          7.6270          7.7362
   110          7.6426          7.7527
   111          7.6591          7.7717
   112          7.6750          7.7870
   113          7.6934          7.8049
   114          7.7086          7.8225
   115          7.7254          7.8387
   116          7.7445          7.8578
   117          7.7595          7.8781
   118          7.7779          7.8973
   119          7.7960          7.9172
   120          7.8119          7.9387
   121          7.8336          7.9587
   122          7.8573          7.9771
   123          7.8767          7.9951
   124          7.8958          8.0099
   125          7.9146          8.0256
   126          7.9299          8.0364
   127          7.9440          8.0455
   128          7.9579          8.0557
   129          7.9675          8.0655
   130          7.9790          8.0759
   131          7.9850          8.0854
   132          7.9903          8.0976
   133          8.0013          8.1108
   134          8.0150          8.1245
   135          8.0274          8.1346
   136          8.0393          8.1444
   137          8.0513          8.1555
   138          8.0622          8.1642
   139          8.0737          8.1709
   140          8.0811          8.1800
   141          8.0893          8.1877
   142          8.0988          8.1978
   143          8.1051          8.2077
   144          8.1102          8.2166
   145          8.1223          8.2279
   146          8.1313          8.2375
   147          8.1432          8.2468
   148          8.1539          8.2533
   149          8.1612          8.2598
   150          8.1701          8.2666
   151          8.1779          8.2703
   152          8.1831          8.2746
   153          8.1875          8.2796
   154          8.1928          8.2875
   155          8.1963          8.2916
   156          8.1976          8.2980
   157          8.2044          8.3062
   158          8.2126          8.3112
   159          8.2221          8.3185
   160          8.2260          8.3197
   161          8.2328          8.3234
   162          8.2379          8.3261
   163          8.2395          8.3245
   164          8.2443          8.3245
   165          8.2421          8.3226
   166          8.2431          8.3255
   167          8.2434          8.3260
   168          8.2384          8.3264
   169          8.2397          8.3299
   170          8.2440          8.3321
   171          8.2481          8.3345
   172          8.2486          8.3323
   173          8.2509          8.3324
   174          8.2512          8.3309
   175          8.2501          8.3266
   176          8.2503          8.3238
   177          8.2452          8.3200
   178          8.2438          8.3208
   179          8.2401          8.3203
   180          8.2331          8.3223
   181          8.2335          8.3252
   182          8.2372          8.3282
   183          8.2412          8.3326
   184          8.2437          8.3332
   185          8.2482          8.3357
   186          8.2485          8.3364
   187          8.2511          8.3371
   188          8.2546          8.3386
   189          8.2533          8.3388
   190          8.2560          8.3396
   191          8.2568          8.3391
   192          8.2557          8.3393
   193          8.2575          8.3397
   194          8.2578          8.3382
   195          8.2557          8.3368
   196          8.2555          8.3352
   197          8.2554          8.3347
   198          8.2528          8.3307
   199          8.2510          8.3276
   200          8.2500          8.3261
   201          8.2459          8.3206
   202          8.2452          8.3181
   203          8.2399          8.3132
   204          8.2366          8.3091
   205          8.2350          8.3056
   206          8.2282          8.2997
   207          8.2255          8.2956
   208          8.2212          8.2889
   209          8.2145          8.2822
   210          8.2103          8.2770
   211          8.2049          8.2689
   212          8.1977          8.2615
   213          8.1910          8.2538
   214          8.1855          8.2473
   215          8.1783          8.2392
   216          8.1696          8.2303
   217          8.1642          8.2242
   218          8.1547          8.2136
   219          8.1475          8.2054
   220          8.1387          8.1955
   221          8.1293          8.1846
   222          8.1212          8.1748
   223          8.1094          8.1615
   224          8.1006          8.1516
   225          8.0901          8.1398
   226          8.0787          8.1285
   227          8.0689          8.1167
   228          8.0565          8.1042
   229          8.0469          8.0937
   230          8.0345          8.0798
   231          8.0234          8.0678
   232          8.0083          8.0516
   233          7.9974          8.0392
   234          7.9842          8.0251
   235          7.9692          8.0087
   236          7.9573          7.9948
   237          7.9400          7.9780
   238          7.9272          7.9667
   239          7.9133          7.9538
   240          7.8957          7.9402
   241          7.8840          7.9307
   242          7.8741          7.9208
   243          7.8643          7.9111
   244          7.8522          7.8986
   245          7.8428          7.8891
   246          7.8322          7.8787
   247          7.8213          7.8671
   248          7.8120          7.8571
   249          7.7994          7.8456
   250          7.7909          7.8364
   251          7.7808          7.8257
   252          7.7691          7.8150
   253          7.7607          7.8062
   254          7.7509          7.7957
   255          7.7396          7.7852
   256          7.7305          7.7757
   257          7.7214          7.7669
   258          7.7106          7.7557
   259          7.7011          7.7455
   260          7.6922          7.7363
   261          7.6813          7.7259
   262          7.6734          7.7170
   263          7.6621          7.7059
   264          7.6529          7.6975
   265          7.6452          7.6897
   266          7.6358          7.6808
   267          7.6261          7.6708
   268          7.6171          7.6615
   269          7.6085          7.6531
   270          7.5993          7.6436
   271          7.5908          7.6335
   272          7.5800          7.6239
   273          7.5716          7.6151
   274          7.5641          7.6073
   275          7.5544          7.5981
   276          7.5453          7.5893
   277          7.5389          7.5822
   278          7.5282          7.5723
   279          7.5213          7.5651
   280          7.5130          7.5562
   281          7.5034          7.5471
   282          7.4961          7.5398
   283          7.4877          7.5305
   284          7.4791          7.5224
   285          7.4712          7.5142
   286          7.4635          7.5065
   287          7.4554          7.4983
   288          7.4465          7.4900
   289          7.4404          7.4841
   290          7.4314          7.4748
   291          7.4246          7.4680
   292          7.4168          7.4604
   293          7.4087          7.4521
   294          7.4021          7.4449
   295          7.3926          7.4362
   296          7.3866          7.4294
   297          7.3794          7.4210
   298          7.3709          7.4122
   299          7.3645          7.4038
   300          7.3572          7.3945
   301          7.3482          7.3848
   302          7.3393          7.3757
   303          7.3303          7.3668
   304          7.3196          7.3557
   305          7.3110          7.3470
   306          7.3013          7.3374
   307          7.2914          7.3269
   308          7.2828          7.3175
   309          7.2715          7.3064
   310          7.2635          7.2983
   311          7.2542          7.2885
   312          7.2435          7.2787
   313          7.2354          7.2703
   314          7.2263          7.2610
   315          7.2174          7.2522
   316          7.2078          7.2423
   317          7.1994          7.2333
   318          7.1886          7.2228
   319          7.1801          7.2137
   320          7.1716          7.2049
   321          7.1614          7.1952
   322          7.1532          7.1865
   323          7.1440          7.1769
   324          7.1342          7.1679
   325          7.1266          7.1599
   326          7.1177          7.1505
   327          7.1077          7.1408
   328          7.0995          7.1324
   329          7.0912          7.1242
   330          7.0815          7.1142
   331          7.0728          7.1050
   332          7.0644          7.0964
   333          7.0553          7.0874
   334          7.0473          7.0787
   335          7.0371          7.0686
   336          7.0286          7.0606
   337          7.0213          7.0532
   338          7.0126          7.0445
   339          7.0036          7.0353
   340          6.9952          7.0268
   341          6.9870          7.0187
   342          6.9784          7.0097
   343          6.9700          7.0006
   344          6.9605          6.9916
   345          6.9527          6.9835
   346          6.9448          6.9753
   347          6.9356          6.9663
   348          6.9273          6.9580
   349          6.9200          6.9508
   350          6.9107          6.9412
   351          6.9032          6.9336
   352          6.8949          6.9254
   353          6.8863          6.9165
   354          6.8789          6.9086
   355          6.8691          6.8987
   356          6.8622          6.8915
   357          6.8542          6.8824
   358          6.8452          6.8728
   359          6.8379          6.8634
   360          6.8292          6.8532
   361          6.8212          6.8442

TARGETING 0% YIELD


Forward LIBOR + 200


--------------------------------------------------------------------------------
              SCENARIO                        0% YIELD TARGET
--------------------------------------------------------------------------------

              CDR                                       9.88%

              Price                                  100.0000

              Yield                                   0.0212%
CLASS B-2
              WAL                                        5.06

              Modified Duration                          4.42

              Window                            Oct08 - Oct08

              Principal Writedown        2,965,376.16 (44.66%)

              Collateral Losses          39,132,328.91 (8.84%)

--------------------------------------------------------------------------------
              CDR                                       8.40%

              Price                                   95.1896

              Yield                                   0.0794%

              WAL                                        5.10
CLASS B-3
              Modified Duration                          4.39

              Window                            Dec08 - Dec08

              Principal Writedown        2,515,358.02 (51.66%)

              Collateral Losses          34,268,663.06 (7.74%)
--------------------------------------------------------------------------------

Losses are during the life of the bond